EMPLOYEE BENEFITS	12 Months Ended
Mar. 31, 2023
EMPLOYEE BENEFIT
EMPLOYEE BENEFITS

24. EMPLOYEE BENEFITS

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labour regulations require that the PRC subsidiaries, former VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made.

The total amounts charged to the Consolidated Statements of Comprehensive Loss for such employee benefits amounted to RMB76.1 million, RMB25.8 million and RMB31.7 million for the fiscal years ended March 31, 2021, 2022 and 2023, respectively.